UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2020
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LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

475 Tenth Avenue, 5th Floor
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC

Item 8.01	Other Events.

On December 1, 2020, LivePerson, Inc. (“LivePerson”) issued a press release announcing LivePerson’s proposed private offering of $450.0 million aggregate principal amount of Convertible Senior Notes due 2026 (the “Notes”) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”). LivePerson also intends to grant to the initial purchasers of the Notes a 13-day option to purchase up to an additional $67.5 million aggregate principal amount of the Notes. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The Notes will be senior, unsecured obligations of LivePerson, and will bear interest payable semi-annually in arrears. The Notes will mature on December 15, 2026, unless earlier converted, repurchased or redeemed in accordance with their terms prior to such date. Prior to August 15, 2026, the Notes will be convertible at the option of holders only under certain circumstances, and thereafter, at any time prior to the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, the Notes may be settled in shares of LivePerson common stock, par value $0.001 per share (the “Common Stock”), cash or a combination thereof, at the election of LivePerson.

The interest rate, conversion rate, offering price and other terms of the Notes will be determined at the time of pricing of the offering.

LivePerson intends to use a portion of the net proceeds from the offering of the Notes to pay the cost of the associated capped call transactions described in the press release filed herewith, and to use the remaining net proceeds from the offering for general corporate purposes, which may include acquisitions or other strategic transactions.

In connection with the offering, each of LivePerson’s directors and executive officers will enter into lock-up agreements (each, a “Lock-Up Agreement”) with the initial purchasers of the Notes that, subject to specified exceptions, will restrict their ability to sell or transfer their shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock for a period of 60 days from the date of such agreements (the “Lock-Up Period”). The specified exceptions include (1) a carve-out for the transfer of shares of Common Stock effectuated pursuant to a trading plan pursuant to Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) established prior to the date of the Lock-Up Agreement and (2) a carve-out for new Rule 10b5-1 Plans for the transfer of shares of Common Stock, provided that such plans do not provide for any transfer of shares of Common Stock during the Lock-Up Period and are not required to be reported and are not voluntarily disclosed in any public report or filing with the Securities and Exchange Commission (the “SEC”) or otherwise other than general disclosure in LivePerson’s periodic reports to the effect that LivePerson’s directors and officers may, subject to the terms of the Lock-Up Agreements, enter into such trading plans from time to time. Additionally, the Lock-Up Agreement for Robert P. LoCascio, LivePerson’s Chairman of the Board and Chief Executive Officer, will permit (i) any existing pledge of Mr. LoCascio’s shares of Common Stock to a commercial bank or other lending institution entered into prior to the date of his Lock-Up Agreement, or any refunding, refinancing or replacement thereof, (ii) the foreclosure and disposition by such commercial bank or other lending institution of the shares of Common Stock subject to such pledge, and (iii) the exercise of options to purchase up to 400,000 shares of Common Stock, which options are scheduled to expire in April 2021, and sales or other transfers by Mr. LoCascio of any of the underlying shares of Common Stock in connection with, or received upon, his exercise of such options.

This report is neither an offer to sell nor a solicitation of an offer to buy any securities (including the shares of Common Stock, if any, into which the Notes are convertible) and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. Any offers of the Notes will be made only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act by means of a private offering memorandum.

The Notes and any shares of Common Stock issuable upon conversion of the Notes have not been and will not be registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

Forward-Looking Statements

This report and the press release filed herewith contain “forward-looking statements” regarding LivePerson that are not historical facts, including, among other things, statements relating to the completion, timing and size of the offering, the potential effects of capped call transactions and the expected use of proceeds from the offering. Any such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These

statements involve risks and uncertainties that could cause actual future events or results to differ materially from such statements, including, but not limited to, prevailing market conditions, the impact of general economic, industry or political conditions in the United States or internationally, and whether the capped call transactions will become effective. The forward-looking statements contained in this report and the press release filed herewith are also subject to additional risks, uncertainties, and factors, including those more fully described in the “Risk Factors” described in LivePerson’s Annual Report on Form 10-K for the year ended December 31, 2019 and in LivePerson’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020, each of which has been filed with the SEC, and in LivePerson’s other filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. LivePerson undertakes no obligation to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following documents are included as exhibits to this report:

Exhibit No.	Description

99.1	Press release by LivePerson, Inc., dated December 1, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date:	December 1, 2020	By:	/s/ Monica L. Greenberg
Monica L. Greenberg
Executive Vice President of Policy and General Counsel